CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report On Form 10-QSB of Wireless Holdings, Inc., for the Quarter ended June 30, 2005, I, Joseph Hess, Chief Executive Officer and Chief Financial Officer of Wireless Holdings, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-QSB for the period ending June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Wireless Holdings, Inc.

By:	/s/ Joseph Hess Joseph Hess Chief Executive Officer Chief Financial Officer

Dated: August 12, 2005